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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         January 30, 1998
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                         American Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         33-48183                                     33-0193602
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  (Commission File Number)               (I.R.S. Employer Identification No.)


 450 Newport Center Drive, Newport Beach, CA                    92660
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   (Address of Principal Executive Offices)                   (Zip Code)


                                 (714) 721-8000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.        OTHER EVENTS

        American Restaurant Group, Inc. issued the following press releases on January 28, 1998 and January 29, 1998:


        For Immediate Release
        January 28, 1998


        Newport Beach, California - American Restaurant Group, Inc. announced today that a complaint has been filed in Superior Court of California, County of Los Angeles by an affiliate of Trivest, Inc. seeking monetary and equitable relief relating to a previously terminated contract for the sale of the Company's Black Angus division. The Company believes that the claims have no merit and intends to defend itself vigorously.



        For Immediate Release
        January 29, 1998



        Newport Beach, California - American Restaurant Group, Inc. announced today that it had reached an agreement in principle to settle the previously announced lawsuit filed in Superior Court of California, County of Los Angeles by an affiliate of Trivest, Inc.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          AMERICAN RESTAURANT GROUP, INC.
                                          (Registrant)



Date:  January 30, 1998                   By:  /s/ William J. McCaffrey, Jr.
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                                               William J. McCaffrey, Jr.
                                               Chief Financial Officer


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